UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2009
GTx, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50549	62-1715807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
175 Toyota Plaza
7th Floor
Memphis, Tennessee 38103
(901) 523-9700
(Address, including zip code, of Registrant’s principal executive offices
Registrant’s telephone number, including area code,)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

ITEM 8.01 Other Events.
On June 11, 2009, GTx, Inc. issued a press release announcing the results of a Phase II clinical trial evaluating Ostarine™ (MK-2866), an investigational selective androgen receptor modulator (SARM), in patients with cancer induced muscle loss, also known as cancer cachexia, a copy of which is furnished as Exhibit 99.1 to this Current Report.
ITEM 9.01 Financial Statements and Exhibits.
(c)	Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated June 11, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.
Date: June 11, 2009	By:	/s/ Henry P. Doggrell
		Name:	Henry P. Doggrell
		Title:	Vice President, General Counsel and Secretary